Lessee [                            ]             COPYCO
                                                 - A  TOSHIBA COMPANY-

Name
Address                                          "THE OFFICE COPIER AND FAX
         [                          ]
Deliver To (if other than Lessee's address)

QUANTITY          DESCRIPTION:  Model No., or  other identification

IMPORTANT: Supplier and its representatives are not agents of Lessor, Neither Supplier nor its representatives can waive, vary or alter any of the Terms And Conditions. Lessor does not warrant merchantability of fitness for any particular use of equipment and disclaims any other warranty, express, implied or statutory. Lease payments will be due despite dissatisfaction with equipment for any reason.

SCHEDULE OF PAYMENTS                            PAYABLE AT THE SIGINING OF LEASE
DURING ORIGINAL TERM OF LEASE                   $ __________

                                 CHECK ONE

                            O   $  _________   FIRST & LAST ________MONTH'S RENT
                            O   $  _________   SECURITY DEPOSIT

NUMBER OF MONTHS______MONTHLY PAYMENT$ ______ + TAX

                              TERMS AND CONDITIONS

1. LEASE TERM: RENTAL: Lessor hereby leases to Lessee and Lesse hereby rents from the Lessor the equipment described above and on any attached schedule (hereinafter, with all replacement parts, repairs, additions and accessories incorporated therein and/or affixed thereto, referred to as the "Equipment"), on terms and conditions set forth above and below and continued on the reverse side hereof; for the term indicated above, or on any schedule, commencing on the date (the "Commencement Date") that any item of Equipment is delivered by the supplier thereof, (each supplier hereinafter referred to as "Supplier") to Lessee or an agent of the Lessee, and continuing thereafter until the obligations of Lessee under the Lease have been fully performed. When you receive the Equipment, you agree to inspect it and to verify by the telephone such information as we may require or, at our request, send us a written certificate of acceptance or other evidence of acceptance. Unless otherwise provided herein, the first monthly payment of rent shall be payable on the Commencement Date, and subsequent monthly payments shall be payable on the corresponding day of each month thereafter, in amounts stated above, or on any schedule, until the total rent and all other obligations of Lessee to Lessor shall have been paid in full. All payments of rent shall be made to the Lessor at its address or at such other place as Lessor may designate in writing. Lessee hereby authorizes Lessor to insert in this lease the serial numbers and other identification data of the Equipment, when determined by Lessor, and dates or other omitted factual matters. Advance rentals are not refundable if for any reason the lease term does not commence. Any security deposit shall be held by Lessor to secure the Lessee's faithful performance of its obligations under the Lease and will be returned to lessee without interest at the satisfactory expiration of the Lease. To the extent permitted by law, we may charge you a fee of up to $50.00 to cover our documentation and investigation costs.

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

2. PURCHASE AND ACCEPTANCE: NO WARRANTIES BY LESSOR: Lessee requests Lessor to purchase the Equipment from the Supplier and arrange for delivery to Lessee at Lessee's expense, which shall be deemed complete upon the Commencement Date. Lessor shall have no responsibility or delay of failure of Supplier to fill the order for the Equipment. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KNID OF NATURE, DIRECTLY OR INDIRECTLY. EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING HE SUITABILITY OF SUCH EQUIPMENT, ITS DURABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS MERCHANTABILITY, ITS CONDITION AND /OR ITS QUALITY AND AS BETWEEN LESSEE AND LESSOR, LESSEE LEASES THE EQUIPMENT 'AS IS' LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANYLOSS, DAMAGE OR EZPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS OR DAMAGE OR CONSEQUENTIAL DAMAGES WHATSOEVER AND HOWSOEVER CAUSED. NO
REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER SHALL BE BINDING ON LESSOR, NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT ANY OF LESSEE'S OBLIGATIONS TO LESSOR AS SET FORTH HEREIN. LESSOR DISCLAIMS AND SHALL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT HOWEVER ARISING.

3. STATUTORY FINANCE LEASE: Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under
Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the equipment; and (2) the supplier from whom the Lessor is to purchase the equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the equipment or the supplier, and the Lessor has not selected, manufactured, or supplied the Equipment. Lessee is advised that it may have rights under the contract evidencing the Lessor's purchase of the equipment from the supplier chosen by Lessee and that Lessee should contract the supplier of the equipment for a description of any such rights. To the extent you are permitted by applicable law, you waive all rights and remedies conferred upon a lessee by Article 2A (sections 508-522) of the Uniform Commercial Code including, but not limited to you rights to: (a) cancel or repudiate the Lease; (b) reject or revoke acceptance of the Equipment; (c) recover damages from us for any breach of warranty or for any other reason, and
(d) grant a security  interest in any  Equipment in your  prssession.

4. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE: If within 60 days from the date the lessor orders the Equipment, same has not been delivered, installed and accepted by Lessee (in form satisfactory to lessor) Lessor ,may, on 10 days written notice to Lessee terminate this Lease and its obligation to lessee. SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS LEASE. THIS IS A NON-CANCELLABLE LEASE FOR THE TERM INDICATED ABOVE

Accepted in Florida

LESSOR  COPYCO, Inc.                         LESSEE

By__________________________                 By_________________________________

Date____________________                     Date ________________________

                                             Witness _______________________



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                               PERSONAL GUARANTY

To induce Lessor to enter into within Lease, the undersigned unconditionally guarantees to Lesso the prompt payment when due to all of Lessee's obligations to Lessor under the Lease. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. The undersigned agrees to pay all attorney's fees and other expenses incurred by Lessor by reason of default by Lessee or the undersigned. The undersigned waives notice of acceptance hereof and of all other notices or demands of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modification granted to lessee and the release and/or compromise of any obligations of Lessee or any obligors and guarantors without in any was releasing the undersigned from his or her obligations hereunder. The obligations of the undersigned shall continue even if Lessee becomes insolvent or bankrupt or is discharged from bankruptcy and we agree not to seek to be repaid by Lessee in the event we must pay Lessor. This is a continuing Guaranty and shall not be discharged or affected by death of the undersigned, shall bind the heirs, administrators, representatives, successors and assigns of undersigned, and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned consents to the jurisdiction of the federal or state courts located in Broward County, Florida, with respect to any action hereunder and waive insofar as permitted by law any trial by jury for any action between the parties.

X _________________________________________________________
PERSONAL GUARANTOR SIGNATURE                 DATED


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X_________________________________________________________
PERSONAL GUARANTOR SIGNATURE                 DATED


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